                                                                   Exhibit 10.38
                                                                   -------------

                     Dated                             199



                    (1)  IRISH LIFE ASSURANCE PLC.

                    (2)  SIGNMAX LIMITED
                                      and

                    (3)  ACT MANUFACTURING, INC




                      ==================================
                                     LEASE
                        relating to Unit 2008, Citywest
                      Business Campus, Naas Road, Dublin
                      ==================================



                                   ARTHUR COX
                                   Solicitors
                           41/45 St. Stephen's Green
                                    Dublin 2

                           JSW4871/aod      18/07/97

                                    CONTENTS


Clause


1.......................................................... Particulars of Lease

2    Interpretation.............................................................

3.........................................................................Demise

4.............................................................Tenant's Covenants

5...........................................................Landlord's Covenants

6....................................................Agreements and Declarations

7......................................................................Guarantee

8...................................................................Jurisdiction

9...........................................................Land Act Certificate

10   Finance Act Certificate....................................................

11   Land Registry Consent......................................................

Schedule 1 - Exceptions and Reservations........................................

Schedule 2 - Rent Review........................................................

                                 LAND REGISTRY

COUNTY DUBLIN                                                SUB-LEASEHOLD FOLIO
                                                                    TO BE OPENED



1    PARTICULARS OF LEASE

     1.1  Lease dated:

     1.2 THE LANDLORD - IRISH LIFE ASSURANCE PLC having its registered office at Irish Life Centre, Lower Abbey Street, Dublin 1

          THE TENANT - SIGNMAX LIMITED having its registered office at Grand Canal Quay, Dublin 2

          THE SURETY - ACT MANUFACTURING, INC of 108 Forest Avenue, Hudson M.A. 01749-2893, U.S.A..

     1.3 THE DEMISED PREMISES - ALL THAT the land and premises known or to be known as Unit 2008 Citywest Business Campus, Naas Road being that part of the lands of Browns barn situate in the Barony of Rathdown and County of Dublin shown edged red on plan "A" annexed hereto being part of the lands demised by the Superior Lease forming part of the lands comprised in Folio 107474F of the Register County Dublin together with the appurtenances thereto belonging (including the rights granted by the Superior Lease insofar as the same may be reasonably required for the proper use and enjoyment of the Demised Premises) and all buildings and erections thereon and all conduits utilities and systems exclusively serving and within the same and one half of the party walls thereof and all additions alterations and improvements thereto which may be carried out during the term of these presents and shall also include all landlords fixtures and fittings from time to time in and about the same.

     1.4  THE TERM - 25 years from the  day of        19

     1.5  THE BASIC RENT - IR     per annum or such other rent as shall be
          payable in consequence of review pursuant to the provisions of the Second Schedule hereto.

     1.6 THE REVIEW DATES - the last day of the fifth year of the term and the last day of every fifth year thereafter.

     1.7  THE INSURANCE RENT - the rent secondly hereby reserved.

     1.8 THE PERMITTED USE - light manufacturing with warehousing and offices ancillary thereto.

THIS LEASE is made on                                    199  BETWEEN

(1)  LANDLORD as hereinafter defined;

(2)  TENANT as hereinafter defined;

(3)  SURETY as hereinafter defined;


WITNESSETH as follows:

2    INTERPRETATION

     2.1  In this Lease unless the context requires otherwise:

          "Base Rate" means the rate per centum per annum which shall equal the annual rate of interest for the time being chargeable under Section 22 of the Courts Act 1981 (or any other rate of interest payable on judgments under any statutory modification or re-enactment thereof as may for the time being be in force) or if there is no such rate a rate of twelve per centum per annum;

          "Basic Rent" means the rent specified at Clause 1.5 of the Particulars;

          "Conduits" means sewers drains pipes cables wires gutters ducts (including any louvre cowls or other outside covers of such ducts or other conduits) and all other forms of media used or intended to be used for conducting or for the passage of water drainage electricity gas telephone alarm signals air extracted air ventilated air heated or other services or supplies;

          "Demised Premises" means ALL THAT the premises referred to in Clause
          1.3 of the Particulars.

          "Due Proportion" means 25 per centum;

          "Equipment" means all plant equipment machinery and apparatus used in the Demised Premises;

          "Gale Days" means the days fixed for quarterly payment of the Basic Rent in advance being the 1st day of January 1st day of April, 1st day of July and 1st day of October in each year;

          "Insurance Excess" means the initial amount of any claim which by the terms of the particular insurance policy will not be borne by the insurers but only to the extent that the same is commonly required or accepted as an insurance excess in respect of insurances of the type of the particular insurance concerned;

          "Insurance Rent" means a sum equal to the amount which the Landlord expends on insurance in respect of the Demised Premises (but not plate glass) against loss or damage by or from the Insured Risks and including the cost of periodically (but no more frequently than once every 2 years) valuing the Demised Premises for insurance purposes;

          "Insured Risks" means loss or damage by fire lightning storm tempest flood landslip heave subsidence bursting or overflowing of water tanks apparatus or pipes impact aircraft or other aerial devices or articles dropped or falling therefrom riots civil commotion malicious damage property owner's liability and such other risks as a prudent Landlord would in its discretion from time to time consider necessary (but not including loss or damage to plate glass or other glass) Subject only in the case of all such insured risks to the availability from time to time of insurance cover against such risks at reasonable cost and to the extent that and subject to such conditions as insurance cover against such risks is generally available ;

          "Landlord" means the person or persons so named in Clause 1 of the Particulars and includes any other person for the time being entitled to the reversion immediately expectant on the determination of the Lease;

          "Landlord's Managing Agents" means at the Landlord's discretion the Surveyors or Managing Agents employed for the time being by the Landlord or the Landlord's Estate or Property Department;

          "Loss or Damage" extends to the full reinstatement or replacement cost of the building or thing insured as reasonably determined by the Landlord or the Landlord's Managing Agents and includes areasonable inflationary factor architects surveyors and other professional fees demolition expenses and all other fees and payments of whatever nature necessary or in contemplation of or in respect of the effecting of the said reinstatement or replacement including Value Added Tax on all or any part thereof (excluding any Insurance Excess but including all planning fees payable on any planning or building bye law application and all stamp duties exigible on any Building or like Contract entered into relative to such reinstatement or replacement) and three years loss of the Basic Rent Due Proportion of the Tenant's Proportion of the Service Charge and the Landscaping Charge attributable to the Demised Premises (and such loss of Basic Rent shall allow for and include provision for reasonable and proper anticipated increases in Basic Rent from the next Review Date):

          Provided always that the Tenant shall have the right to require the Landlord to insure for a greater amount;

          "Particulars" means the details of this Lease as set forth at Clause 1 hereof;

          "Permitted Use" means the use specified at Clause 1.8 of the Particulars;

          "Perpetuity Period" means notwithstanding the length of the Term the period of the lives of all lineal descendants of His Britannic Majesty George V living at the commencement date of the Term and twenty-one years after the death of the survivor of such descendants;

          "Plans" means the Plan or Plans annexed to this Lease;

          "Prescribed Rate" means the monthly rate of interest for the time being chargeable under Section 550 of the Income Tax Act 1967 (or such other monthly rate of interest as may from time to time be chargeable upon arrears of tax) or if there shall be no such rate a rate of sixteen per centum per annum;

          "Review Dates" means the dates referred to at Clause 1.6 of the Particulars;

          "Superior Landlord" means any landlord entitled to any interest in the Demised Premises or any part thereof which is superior to the interest of the Landlord herein whether such superior interest be created prior or subsequent to the grant of this Lease;

          "Superior Lease" means lease dated 25th January 1996 made between (1) Citywest Limited and (2) the Landlord relating to inter alia the Demised Premises;

          "Surety" means the person or persons (if any) so named in Clause 1 of the Particulars and includes where the context so admits or allows the respective executors and administrators of such person or persons;

          "Surveyor" means an independent Chartered Surveyor experienced in the field of commercial property appointed in accordance with Clause 6.6(1).

          "Tenant" means the person or persons so named in Clause 1 of the Particulars and includes the successors in title of the Tenant to the Term and its permitted assigns;

          "Term" means the term specified at Clause 1.4 of the Particulars.

     2.2 (1) If the Tenant or the Surety for the time being hereunder shall be more than one person or company or a combination of a person/persons and a company/companies the Tenant's or the Surety's covenants as the case may be hereinafter contained shall be deemed to be made jointly and severally.

          (2) Any reference to the masculine gender shall include reference to the feminine gender and any reference to the neuter gender shall include the masculine and feminine genders and reference to the singular shall include reference to the plural.

          (3) Where in this Lease there are covenants or agreements by the Tenant which restrict or forbid the Tenant from doing some act or omitting to do some act whether the same are specific or general such covenants and agreements shall extend also to the permitting or suffering of the particular act or omission so that the Tenant in every case where the Tenant so covenants or agrees not to do or omit some act shall also be taken to covenant/agree not to permit or suffer the same.


          (4) The obligations of the Tenant to repair the Demised Premises and to yield up the Demised Premises in such state of repair as is hereinafter contained are limited to the extent only that the Tenant shall not be responsible for disrepair due to damage or destruction caused by the Insured Risks (but not where the policy of insurance has been vitiated or avoided because of acts neglect or defaults of the Tenant its servants or agents or those whom the Tenant allows to come onto the Demised Premises).

          (5) The full benefit of any rights of access to the Demised Premises f or the purposes of repairing or inspecting the Demised Premises or for any other reason given or granted to the Landlord by the Tenant or reserved hereby shall be deemed to have been given also to the Superior Landlord and where the consent of the Landlord is required under the terms of the Lease reference to need for the Landlord's consent shall be taken to mean (whether or not it is so stated) that the consent of the Superior Landlord is also required and it shall only be implied that any superior landlord's consent shall not be unreasonably withheld when the superior lease expressly or implicitly says so.

          (6)  Month shall mean calendar month.

          (7) Reference to any Act of Parliament or of the Oireachtas shall include any Act replaced by it or any Act replacing or amending it and any order regulation instrument direction scheme or permission made under it or deriving validity from it.

          (8) The Term shall where the context so admits or requires extend to and include any extension or renewal thereof (statutory or otherwise) (but so that where this Lease is properly determined prior to the expiry of the fixed term hereby granted then "The Term" shall mean the term up to the date of such determination and expressions such as "the last year of the Term" shall be construed accordingly).

          (9) Reference to "this Lease" shall where the context so admits include this Lease as modified or varied from time to time.

          (10) The Schedules shall be read and construed as if they formed part of the body of this Lease and the term "this Lease" shall be construed as including the Schedules hereto.

          (11) Reference to any Society, Institute or other professional body shall include any other body established from time to time in succession to or in substitution for or carrying out the function formerly carried out by such Society, Institute or other professional body.

          (12) Terms defined by the Superior Lease (unless otherwise defined or used herein) shall have the same meaning where used herein as in the Superior Lease as if they were so defined in this Lease.

          (13) The clause headings appearing in this Lease are for reference purposes only and shall not affect its construction or interpretation.

3    DEMISE
     In consideration of the rents and covenants on the part of the Tenant and the Surety hereinafter reserved and contained the Landlord at the request of the Surety HEREBY GRANTS AND DEMISES unto the Tenant ALL THAT the Demised Premises AND EXCEPT AND RESERVING unto the Landlord as specified in the First Schedule hereto TO HOLD the Demised Premises unto the Tenant for the Term YIELDING AND PAYING therefor unto the Landlord,

     FIRST during the first five years of the Term the yearly rent of IR?
     and thereafter during each of the successive periods of five years commencing on the Review Dates a yearly rent equal to (a) the yearly rent payable hereunder during the preceding period or (b) such revised yearly rent as may from time to time be ascertained in accordance with the provisions in that behalf contained in the Second Schedule hereto (whichever shall be the greater) and the Basic Rent in respect of each year of the said term is to be paid by bankers standing order by equal quarterly payments in advance on the Gale Days in every year the first of such payments to be made on the execution hereof.

     AND SECONDLY as further and additional rent the Insurance Rent to be paid within seven days of demand being made by the Landlord and so that the first payment thereof will be made on the date hereof.

     AND THIRDLY sums equivalent to the Landscaping Charge attributable to the Demised Premises and the Due Proportion of the Tenant's Proportion of the Service Charge pursuant to the provisions respecting the Landlords obligations relating thereto in the Superior Lease within seven days of demand being made by the Landlord and so that the first payment thereof will be made on the date hereof

4    TENANT'S COVENANTS

     4.1 The Tenant to the intent that the obligations may continue throughout the

          Term hereby covenants with the Landlord as follows:

     4.2  Pay Rent:

          To pay the Basic Rent, the Insurance Rent and the sums equivalent to the Landscaping Charge attributable to the Demised Premises and the Due Proportion of the Tenants Proportion of the Service Charge payable under the Superior Lease at the times and in the manner herein provided.

     4.3  Interest on Arrears:

          In the event that the Basic Rent is not paid within seven days of the date on which the same is due or in the event that the Insurance Rent or the sums equivalent to the Due Proportion of the Tenant's Proportion of the Service Charge payable under the Superior Lease and/or the Landscaping Charge attributable to the Demised Premises or any other payment due hereunder is not paid within seven days of demand to pay interest on the amount due at the Prescribed Rate from the said due date (or in the case of payments other than Basic Rent from the date of demand) to the date when payment is received by the Landlord with interest being capitalised on the gale days and with any such payments being due and recoverable as further and additional rent.

     4.4  Pay Outgoings:

          Punctually to pay and discharge all rates taxes assessments duties charges impositions and outgoings whatsoever whether imposed by statute or otherwise and whether of a national or local character and whether of the nature of capital or revenue which are now or may hereafter during the Term be assessed charged or imposed upon the Demised Premises or upon the Landlord or the occupier thereof in respect of the Demised Premises except any tax (other than any amounts payable under Clauses 4.27 and 4.28) which is in respect of:

          (1)  the rents under this Lease;

          (2)  the grant of this Lease;

          (3) any dealing by the Landlord with the reversion immediately expectant on the determination of the Term; and

          (4)  any capital or Landlord's property taxes.

     4.5  Repair and Maintain:
          (1) To keep clean and to repair maintain put and keep in good and substantial repair and condition the whole of the Demised Premises.

          (2) At all times during the Term to make good any damage caused to the Demised Premises by the removal of any Tenant's fixtures and fittings.

          (3) To bear and pay one half of the cost of the repair and maintenance of all boundary walls of the Demised Premises which are party walls.


     4.6  Paint Exterior and Interior:

          Without prejudice to the generality of the Tenant's obligations under the preceding Clause 4.5:

          (1) to prepare and paint in a proper and workmanlike manner and in accordance with the existing colour scheme or in colours and materials first approved in writing by the Landlord all external parts of the Demised Premises and to treat in an appropriate manner all materials surfaces and finishes not requiring to be painted or otherwise decorated as aforesaid as often as shall in the opinion of the Landlord's Surveyor be necessary in order to maintain a high standard of finish and attractiveness and at least once in every period of five years and in the last year of the Term;

          (2) to prepare and paint in a proper and workmanlike manner and when necessary and appropriate paper or repaper all the parts of the interior of the Demised Premises usually or proper to be painted or papered and to treat in an appropriate manner all materials surfaces and finishes not requiring to be painted or otherwise decorated as aforesaid as often as shall in the opinion of the Landlord's Surveyor be necessary in order to maintain a high standard of finish and attractiveness and at least once in every period of five years and in the last year of the Term; and

          (3) internal painting and papering carried out in the last year of the Term shall be in accordance with the existing colour scheme or in colours first approved in writing by the Landlord's Surveyor which approval shall not be unreasonably withheld or delayed.

     4.7  To Yield Up:

          (1) At the expiration of the Term quietly to yield up unto the Landlord the Demised Premises together with all additions and improvements made thereto in the meantime and all fixtures and replacement fixtures (other than tenant's or trade fixtures affixed by the Tenant) in or upon the Demised Premises or which during the Term may have been affixed or fastened to or upon the same and in such state and condition as shall in all respects be consistent with a full and due performance by the Tenant of the covenants contained in Clauses 4.5 and 4.6 and clean and tidy.

          (2) To remove all tenant's or trade fixtures immediately prior to the expiration of the Term (except such as the Landlord and Tenant agree in writing may remain on the Demised Premises) and after such removal to make good all damage to the Demised Premises caused by such removal.

          (3) Prior to expiration of the Term to comply with all conditions that may have been imposed by the Landlord in granting any consent to any alterations pursuant to Clause 4.10.

          (4) If the Tenant shall fail to comply with the obligations on the Tenant's part contained in Clauses 4.7(1) 4.7(2) and 4.7(3) above then in such case the Landlord may do or effect all such repairs renovations decoration removals remedial works and cleaning and the cost thereof shall be paid by the Tenant on demand and the Tenant will also pay to the Landlord mesne profits at the rate of the Basic Rent and Insurance Rent payable immediately prior to the expiration of the Term during the period reasonably required by the Landlord for carrying out such works and the amount of such mesne profits shall be added to the cost said of carrying out the work recoverable from the Tenant.


     4.8  Obstruction of Conduits:

          (1) To keep the Conduits which are part of the Demised Premises clear and unobstructed.

          (2) Not to do anything which causes any obstruction in or damage to any Conduits which serve adjoining premises nor discharge therein any oil or grease or any deleterious objectionable dangerous poisonous or explosive matter or substance.

     4.9  Permit Entry:

          (1) To permit the Landlord and persons authorised by the Landlord on at least forty eight hours written notice (except in case of emergency) at all reasonable times to enter the Demised Premises or any part thereof to examine the state and condition thereof and take inventories of the fixtures and things to be delivered up at the expiration of the Term and for ascertaining whether the Tenants' covenants are being duly observed and performed AND the Tenant will on written notice being given by the Landlord or the Landlord's Managing Agents execute any repairs or other works lawfully required by such notice for which the Tenant is liable under the provisions hereof commencing so to do within two months of the date of the service of such notice (or if in the reasonable opinion of the Landlord or the Landlord's Managing Agents there is any emergency then within such lesser period as may be practicable but in such event without any delay whatsoever) and thereafter proceeding with all due diligence to complete the works and in case the Tenant shall make default in so doing it shall be lawful for the workmen or others to be employed by the Landlord to enter upon the Demised Premises and repair and make good the same and all expenses thereby incurred (including architects surveyors and legal fees) together with interest thereon at the Prescribed Rate from the date of expenditure shall be a debt recoverable from the Tenant by the Landlord and shall be recoverable as rent payable in arrear.

          (2) To permit the Landlord and all persons duly authorised by it upon giving at least forty eight hours previous notice to enter and remain on the Demised Premises at all reasonable times and where practicable outside normal trading or business hours so far as may be necessary and with all necessary equipment materials and tools in order to examine repair alter extend strengthen cleanse maintain or rebuild any part of any adjoining or neighbouring premises belonging to the Landlord or the Superior Landlord or to cleanse empty repair or rebuild or construct any Conduits or for the purpose of exercising the rights reserved to the Landlord in this Lease the person or persons exercising such rights doing as little damage as may be to the Demised Premises and causing as little disruption as practicable to the Tenant's business and making good any damage thereby occasioned to the Demised Premises as expeditiously as possible but without compensation for any unavoidable temporary annoyance nuisance damage noise vibration or inconvenience caused.


     4.10 No Alterations:

          (1) Not to erect any new building or structure on the Demised Premises nor make any alterations or additions whatsoever to the exterior or the interior of the Demised Premises without the prior consent in writing of the Landlord such consent not to be unreasonably withheld BUT so that the Landlord may as a condition to the giving of such consent require that any such alterations or additions or any particular part thereof (as the Landlord may require) are removed and the Demised Premises reinstated to its former state at the termination of the Term.

          (2) In respect of any works to the Demised Premises or any change of use of the Demised Premises to comply strictly with the provisions of the Building Control Act 1990 the Building Regulations 1991 and the Building Control Regulations 1991 and to furnish to the Landlord within two months of completion of the said works or change of use:

               (a)  all application for Fire Safety Certificates;

               (b)  all Fire Safety Certificates issued;

               (c) a certificate or opinion of compliance by a member of the Royal Institute of Architects in Ireland or by a duly qualified engineer that all the works comply substantially with the Planning Acts and the Building Regulations 1991 and that all such works and/or change of use have been carried out in substantial compliance with the plans lodged with the application for the Fire Safety Certificate as amended by any conditions imposed by the Building Control Authority.

          (3) Not to do or suffer in or upon the Demised Premises any wilful or voluntary waste or spoil.

          (4) Not without the prior written consent of the Landlord to install or retain on the exterior of the Demised Premises any equipment or apparatus of any kind whatsoever.

     4.11 Alterations and Insurance:

          (1) If any alterations or additions to or within the Demised Premises result in a variation of the reinstatement cost of the Demised Premises from the cost prior to such alterations or additions then in that event forthwith to give notice to the Landlord of the variation in cost so caused to enable the Landlord to alter the insurance cover in respect of the Demised Premises AND SO that only notice under this particular sub-paragraph notifying the variation of the reinstatement cost will be sufficient notice and the Landlord shall not otherwise be deemed to have received such notice or to be responsible for varying the insurance cover.

          (2) To pay or reimburse to the Landlord any shortfall of insurance cover caused by a failure to comply with the requirements in Clause (1) above.

     4.12 Not to Invalidate Insurance:

          (1) Not by act or omission to do anything which may invalidate any insurance effected by the Landlord or any other party or any Superior Landlord in respect of the Demised Premises or the insurance of any adjoining or neighbouring property or which may cause any increased or additional premium to become payable in respect thereof.

          (2) To notify the Landlord in writing of any damage caused to the Demised Premises by the Insured Risks or other event likely to lead to a claim on the Landlord's or Superior Landlord's insurance relating to the Demised Premises.

          (3) In the event of the Demised Premises or any part thereof or any adjoining or neighbouring property being damaged or destroyed by any Insured Risk at any time during the Term and the insurance money under any policy of insurance effected thereon by the Landlord being wholly or partially irrecoverable by reason solely or in part of any act neglect or default of the Tenant or the Tenant's servants agents or invitees the Tenant will forthwith (in addition to the Basic Rent and Insurance Rent) pay to the Landlord the whole or (as the case may be) a fair proportion of the cost of rebuilding and reinstating the same.

     4.13 Insurance Excess Insure Glass and Third Party Liability:

          (1) When damage is caused to the Demised Premises by the Insured Risks to pay the cost of such works up to the amount of any Insurance Excess.

          (2) To insure and keep insured in the joint names of the Landlord and the Tenant and such other names as the Landlord may from time to time reasonably require all the glass windows and glass doors in the Demised Premises against breakage in a reputable insurance office to the full replacement cost and to cause all moneys received by virtue of such insurance to be forthwith laid out in reinstating the said windows and doors with glass of the same quality and thickness and to make up any deficiency out of the Tenant's own moneys.


          (3) To maintain in force throughout the Term in insurance in an amount not less than IR?5,000,000 to be adjusted from time to time in accordance with market trends as reasonably required by the Landlord in respect of the Demised Premises against liability to third parties or injury to or death of any person or damage to any property and to extend such insurance to cover the Landlord's liability in relation thereto.

          (4) To produce to the Landlord on request reasonable evidence that the insurances specified in Clauses 4.13 (2) and 4.13 (3) are in place and confirmation that the current premium has been paid.

          (5) To indemnify the Landlord in respect of any loss or damage which the Tenant is obliged to insure against under Clauses 4.13(2) and 4.13(3).

     4.14 Unauthorised User:

          (1) Not to use the Demised Premises or any part or parts thereof for any purpose other than for the Permitted Use and f or no other purpose or purposes whatsoever without the prior consent in writing of the Landlord such consent not to be unreasonably withheld.

          (2) Without prejudice to the generality of Clause 4.14(1) not to use the whole or any part of the Demised Premises:

               (a)  for any sale by auction;

               (b) for hanging placing depositing or exposing outside the Demised Premises any automatic vending machine or any goods articles or things for sale or other disposal or exhibition or for any display equipment paraphernalia or any other items or things whatsoever;

               (c)  for any illegal or immoral purpose;

               (d) for any offensive disreputable noisy or dangerous trade business pursuit or occupation or as an amusement shop or arcade a betting office or for gambling of any kind whether permitted by law or not or for residential or sleeping purposes or as a fish and chip, pet or sex shop; and

               (e) for the sale of intoxicating liquor for consumption on the Demised Premises or as a club where intoxicating liquor is supplied to members and their guests.

     4.15 Nuisance:

          (1) Not to do or bring or allow to be brought into or upon any part of the Demised Premises any act matter or thing or install or use any machinery or apparatus of any nature which shall be a nuisance or cause damage to the Landlord or the Superior Landlord or their respective tenants or lessees or to the owners lessees or occupiers for the time being of any adjoining or nearby premises.

          (2) To pay to the Landlord all costs charges and expenses which may be incurred by the Landlord or for which the Landlord shall be liable for the abating of any nuisance on or arising from the Demised Premises and executing all such works as may be necessary for abating such a nuisance in obedience to a notice served by a Local or Public Authority.

     4.16 Clean Windows:

          To clean the windows in the Demised Premises and (if applicable) glass or glazed surfaces as often as occasion shall require.

     4.17 No Signs:

          Not to place on the exterior of the Demised Premises or on the windows or inside the windows of the Demised Premises so as to be visible from the exterior of the Demised Premises any name writing notice sign placard sticker or advertisement other than (subject to planning permission) a suitable sign of a size and kind first approved in writing by the Landlord (such approval not to be unreasonably withheld or delayed) showing the Tenant's name.

     4.18 Pay for Utilities:

          To pay all telephone charges and for all water gas and electricity consumed on the Demised Premises. and to comply with the requirements and regulations of the statutory authorities or other supply companies with regard to any Conduits or Equipment relating to any such services (including sprinkler systems) within the Demised Premises.

     4.19 Not to Overload Structures:

          Not to do or load upon or bring in or upon the Demised Premises anything which may throw on any part of the structure of the Demised Premises any weight or strain in excess of that which such building or structure shall be calculated to bear with due margin for safety and if necessary to seek professional advice at the Tenant's own expense for the benefit of the Landlord and the Tenant so as to ensure that there shall not be an infringement of this sub-clause and forthwith pay to the Landlord the full cost of making good any damage caused to the Demised Premises by reason of any breach of this sub-clause.

     4.20 Comply with Enactments:

          To execute works and do all things on or in respect of the Demised Premises or in respect of the user thereof (whether required to be done or executed by an owner or by the lessee tenant or occupier) as under or by virtue of any Act or Acts of Parliament or of the Oireachtas now or hereafter to be passed or any Bye-laws orders rules notices and regulations thereunder are or shall be directed or necessary to be done or executed and in particular without prejudice to the generality of the foregoing to comply with all obligations imposed under or by virtue of the Building Control Act 1990, the Building Control Regulations 1991, Building Regulations 1991, Safety Health and Welfare at Work Act 1989, the Health and Safety at Work Act 1980, the Office Premises Act 1958, Public Health Acts (if applicable) and the Fire Services Act 1981 and with all safety and fire regulations and all provisions relating to conditions of work and facilities provided for those working in the Demised Premises and at all times to indemnify the Landlord and the Superior Landlord from and against all penalties damages compensation costs claims demands expenses and liability in respect thereof or arising through a failure to comply with this sub-clause.

     4.21 The Planning Acts:

          (1) To comply with all requirements under the Planning Acts (here meaning the Local Government (Planning and Development) Acts 1963 to 1993) which affect or relate to the Demised Premises or the user thereof.

          (2) Not without the Landlord's written consent (which consent is not to be unreasonably withheld or delayed in respect of any internal development of the Demised Premises) to make any application for planning permission affecting the Demised Premises nor to implement any such permission AND if the Landlord shall consent to an application being made to give notice to the Landlord of the granting or refusal (as the case may be) of planning permission forthwith on the receipt thereof.

          (3) If and when called upon so to do to produce to the Landlord all such plans documents and other evidence as the Landlord may reasonably require in order to satisfy itself that the provisions of this Clause 4.21 have been complied with in all respects;

          (4) Forthwith to notify the Landlord of any notice order or proposal for a notice or order served on the Tenant under the Planning Acts and if so required by the Landlord to produce the same and at the request of the Landlord to make or join in making such objections or representations in respect of any notice order or proposal as the Landlord may require.

          (5) Unless the Landlord shall otherwise direct to carry out before the expiration or sooner determination of the Term any works stipulated to be carried out to the Demised Premises by a date subsequent to such expiration or sooner determination as a condition of any planning permission that may have been granted during the Term to the Tenant and availed of in whole or in part by the Tenant.

          (6) If the Tenant shall receive any compensation paid in respect of the Tenant's interest hereunder in consequence of any restriction placed upon the user of the Demised Premises then if and when the Tenant's interest hereunder shall be determined under the power of re-entry herein contained (otherwise than by effluxion of time) the Tenant shall forthwith-make such provision as is just and equitable for the Landlord to receive its due benefit from such compensation which sum shall in default of agreement be determined by the Surveyor.

     4.22 Not to Assign, Underlet or Part with Possession:

          (1) Not to assign, transfer, underlet, charge, mortgage, encumber, hold on trust for another or part with the possession or occupation of the Demised Premises or any part thereof or suffer any person to occupy the Demised Premises or any part thereof as a licensee or as concessionaire BUT SO THAT NOTWITHSTANDING the foregoing the Landlord shall (subject to compliance with the provisions of Clause 4.22(2) or such of them as may be appropriate) not unreasonably withhold its consent to:

               (a) an assignment transfer charging mortgaging or encumbering of the entire of the Demised Premises; and

               (b)  an underletting of the entire of the Demised Premises.

          (2) In the following Clauses (a), (b), (c) and (d) the word "assignment" shall include any assignment, transfer, under-letting, mortgaging, charging, encumbering, parting with the possession or occupation or the suffering of any person to occupy the Demised Premises or any part thereof as a licensee or concessionaire and the word "assignee,, shall be construed accordingly:

                (a) the Landlord and the Tenant agree that in the case of an assignment to a limited liability company the Landlord may require that either a parent or associate company or two directors or two sureties of sufficient standing shall join in such consent as aforesaid as surety or sureties for such company in order to covenant (if more than one jointly and severally) with the Landlord as surety or sureties that such company will pay the Basic Rent and the Insurance Rent and perform and observe the said covenants and indemnify and save harmless the Landlord against all loss damage costs and expenses arising by reason of any default by the company and such covenant shall further provide in the usual form that any neglect or forbearance of the Landlord shall not release or exonerate the Surety or Sureties and shall further provide that if there should be a disclaimer of these presents by the company or on its behalf or a dissolution of the company then if so required by the Landlord within three months of such disclaimer or dissolution the surety or sureties shall accept a new Lease of the Demised Premises for the residue then unexpired of the Term hereby granted and at the Basic Rent payable and subject to the same tenant's covenants and to the same provisos and conditions as those in force immediately before such disclaimer or dissolution and such guarantee to be granted at the cost of the surety or sureties in exchange for a counterpart duly executed by the surety or sureties as the case may be;

               (b) the Tenant shall prior to any assignment apply in writing to the Landlord for consent thereto and give all reasonable information concerning the proposed assignee as the Landlord may require;

               (c) the Landlord's consent to any such assignment shall be given in writing either under the hand of an officer of the Landlord or under its seal;

               (d) in the case of an under-lease of the entire of the Demised Premises such under-lease shall reserve the full rack rent then payable (not being less than the Basic Rent then payable under this Lease) of the Demised Premises and if required by the Landlord the under-lessee shall enter into a direct covenant with the Landlord to perform and observe all the covenants (other than that for payment of the rent hereby reserved) and conditions herein contained and every such under-lease shall also be subject to the following conditions, that is to say that it shall contain:

                    (i) an unqualified covenant on the part of the under-lessee not to assign underlease or part with or share the possession of part only of the premises thereby demised;

                    (ii) a covenant on the part of the under-lessee not to
                         assign under-let or part with or share the possession of the whole of the premises thereby demised without obtaining the previous consent in writing of the Landlord;

                    (iii)a covenant condition or proviso under which the rent
                         reserved by the under-lease shall be reviewed at the same times and in the same manner as provided in this Lease;

                    (iv) a covenant condition or proviso under which the rent
                         from time to time payable under such underlease shall not be less than the Basic Rent from time to time payable hereunder;

                    (v) a covenant that any under-leases granted out of such under-lease whether immediately or mediately shall contain provisions similar to those hereinbefore in this sub-clause 4.22(2)(d) contained; and


                    (vi) covenants and conditions in the same terms as nearly as circumstances admit as those contained in this Lease,

                    AND it is hereby declared that in this sub-clause 4.22(2)
                    (d) the expression "under-lease" shall include an under-letting as well (in an appropriate case) as a sufferance of any person to occupy the Demised Premises or any part thereof as licensee or as concessionaire and the expression "under-lessee" shall be construed accordingly;

               (e) within fourteen days of every such assignment or underletting the Tenant shall give notice thereof in writing with particulars to the Landlord's Solicitors or Managing Agents and shall furnish them with a certified copy of such instrument or other evidence of devolution of title and shall pay to the Landlord's Solicitors their reasonable costs in connection with such assignment;

          (3) PROVIDED ALWAYS AND IT IS HEREBY EXPRESSLY AGREED AND DECLARED that without prejudice to any other grounds on which the Landlord may or might be entitled to refuse its consent hereunder this Clause 4.22 shall be subject to the over-riding condition that the Landlord shall be entitled and it shall be reasonable for the Landlord to refuse its consent to any such proposed assignment transfer under-letting or parting with the Demised Premises or the sufferance of any person to occupy the Demised Premises or any part thereof as a licensee or concessionaire if:

               (a) the proposed assignee or other person as aforesaid intends to alter the user of the Demised Premises or any part thereof in a manner which would be prohibited under the provisions of Clause 4.14 as to permitted user of the Demised Premises;

               (b) in the case of a proposed under-lease or under-letting the Tenant fails to satisfy the Landlord that the provisions of sub-clause 4.22(2)(d) have been fully complied with; and

               (c) there is a failure to perform or observe any of the foregoing provisions of this Clause 4.22.

     4.23 Re-letting Sign:

          During the last six months of the Term to allow a letting-board or notice to be fixed by the Landlord and retained without interference on any suitable part or parts of the Demised Premises and to allow prospective tenants or purchasers to view the Demised Premises at all reasonable times on reasonable notice.

     4.24 Reversionary Interest:

          At all reasonable times during the Term and upon prior appointment to permit all prospective purchasers of or dealers in the Landlord's or Superior Landlord's reversionary interests to view the Demised Premises without interruption and at all times during the Term to allow a sale notice in relation to its reversionary interest to be fixed by the Landlord or the Superior Landlord or both without interference on any suitable part or parts of the exterior of the Demised Premises.

     4.25 Preserve Easements:

          (1) Not to block-up darken obstruct or obscure any doorway passage window light ventilator grating or opening belonging to the Demised Premises.

          (2) (So far as the Tenant is able) not to permit any new window light ventilator passage drainage or other encroachment or easement to be made into against or over the Demised Premises or any part thereof AND in case any encroachment or easement whatsoever shall be attempted to be made or acquired by any other person to give notice thereof in writing to the Landlord and the Superior Landlord immediately the same comes to the Tenant's notice and at all times to afford to the Landlord such facilities and assistance as may enable the Landlord to prevent the acquisition of any right of light or other easement over the Demised Premises.

     4.26 Indemnity:

          Where the Tenant has failed to comply with the obligations on its part herein contained to indemnify the Landlord from and against all actions liabilities claims costs and expenses incurred by the Landlord and which result as a consequence of such failure and where the Landlord has suffered loss or damage as such a consequence to pay reimburse and make good the same.

     4.27 To Pay Landlord's Costs and Expenses:

          To pay to the Landlord and the Superior Landlord (as the case may require) all reasonable costs charges and expenses (including legal costs and fees payable to any surveyor) which may be incurred by the Landlord or Superior Landlord:

          (1) upon or incidental to every application made by the Tenant for a consent approval or licence hereinbefore required or made necessary whether the same be granted or refused or proffered subject to any lawful qualifications or conditions or whether - the application be withdrawn;

          (2) in or in contemplation of any proceedings under Section 14 of the Conveyancing and Law of Property Act 1881 (whether or not any right of re-entry or forfeiture has been waived by the Landlord or the Tenant has been relieved under the provisions of the said
               Act); and

          (3) of and incidental to the preparation and service of all notices and schedules relating to any breach of the Tenant's covenants herein contained whether as to repair and decoration of the Demised Premises or otherwise and whether served during or after the expiry of the Term.


     4.28 To Pay VAT:

          In addition to the rents fees and other sums payable by the Tenant under this Lease to pay any Value Added Tax (or any substituted or similar tax) which is now or may become payable in respect of any such rents fees and other sums and to pay to the Landlord all Value Added Tax payable on the grant of this Lease or on any rents payable hereunder and to keep the Landlord indemnified against same subject in all cases to the issue by the Landlord to the Tenant of a valid VAT invoice.

     4.29 To Pay Stamp Duty:

          To pay to the Landlord the stamp duty on this Lease and its counterpart.

     4.30 Superior Lease:

          To comply with the covenants conditions and agreements on the part of the Tenant in the Superior Lease insofar as such covenants conditions and agreements do not already fall to be performed observed or complied with by the Tenant under this lease (save the Rent and the Tenant's Proportion of the Service Charge and the Landscaping Charge payable by the Landlord under the Superior Lease) and insofar as the same relate to the Demised Premises.

5    LANDLORD'S COVENANTS
     The Landlord hereby covenants with the Tenant as follows:

     5.1  Quiet Enjoyment:

          That so long as the Tenant pays the Basic Rent and Insurance Rent hereby reserved and made payable and observes and performs the Tenant's covenants and the conditions of this Lease the Tenant may hold and enjoy the Demised Premises and the rights hereby granted peaceably during the Term without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord;

     5.2  Insurance:

          (1) to maintain or cause to be maintained insurance in respect of the Demised Premises including fixtures (other than tenant's and trade fixtures and plate glass) in an insurance office of repute against Loss or Damage by the Insured Risks;

          (2) Reinstate: in case of Loss or Damage to the Demised Premises by or from any of the Insured Risks to cause all insurance money (other than for loss of rent or in respect of property owner's liability) received by the Landlord or the Superior Landlord to be applied in reinstating the Demised Premises as quickly as reasonably practicable in substantially the same form and/or with such variations as the Landlord may reasonably require;

               Provided however that the Landlord shall not be obliged to reinstate the Demised Premises under this sub-clause if the policy or policies of insurance has or have been vitiated or avoided or where the insurance monies have been withheld in part or in whole because of acts neglect or defaults of the Tenant its servants or agents or those whom the Tenant allows to come on to the Demised Premises:

               Provided further that:

               (a) in the event of the Landlord being unable to so reinstate the Demised Premises due to refusal of planning or other approvals consents or licences the Tenant agrees to surrender this Lease when called upon by the Landlord so to do; and

               (b) To Procure Services and Landscaping: To use its best endeavours to procure that the Superior Landlord shall provide and maintain the services set forth in the Fifth Schedule to the Superior Lease and the Landscaping Services to the Open Lands forming part of the Demised Premises specified at 1.1.12 of the Superior Lease.

          (3) To Produce Insurance Particulars: To produce to the Tenant on request (but not more than once in any year) relevant particulars or an insurance certificate in respect of the policy relating to any insurance effected under Clause 5(b) and a copy of the receipt or other evidence of payment for the current premium.

6    AGREEMENTS AND DECLARATIONS

     6.1  PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED as follows:

     6.2  Suspension of Rent:

          If the Demised Premises or any-part thereof shall at any time be destroyed or damaged by any of the Insured Risks so as to render the Demised Premises or part thereof unfit for occupation or use and the relative policy or policies of insurance effected by the Landlord or the Superior Landlord shall not have been vitiated or payment of the policy monies refused in whole or in part in consequence of any act neglect or default on the part of or suffered by the Tenant then the Basic Rent or a fair and just proportion thereof according to the nature and extent of the damage sustained shall be suspended and cease to be payable until a date three years after the date any damage was first sustained or until such time as appropriate reinstatement shall have taken place (whichever is the earlier) and in case of dispute as to the proportion or period of such abatement the same shall be referred to arbitration by the Surveyor and the arbitration shall be conducted in accordance with the Arbitration Acts 1954 to 1980 and such reference shall be deemed to be a reference to arbitration within the meaning of the said Acts.

     6.3  Section 40 Deasy's Act 1860:

          In case the Demised Premises or any part thereof shall be destroyed or become ruinous and uninhabitable or incapable of beneficial occupation or enjoyment by or from any of the Insured Risks the Tenant hereby absolutely waives and abandons its rights (if any) to surrender this Lease under the provisions of Section 40 of the Landlord and Tenant Law Amendment Act (Ireland) 1860 or otherwise.


     6.4  Re-entry and Determination:

          Notwithstanding and without prejudice to any other remedies and powers herein contained or otherwise available to the Landlord if the rent hereby reserved or any part thereof shall be unpaid for seven days after becoming payable (whether formally demanded or not) or if any covenant on the Tenant's part herein contained shall not be performed or observed or if the Tenant being a Company shall be dissolved or enter into liquidation whether compulsory or voluntary (save for the purpose of reconstruction or amalgamation) or being an individual or more than one individual any one of them shall become bankrupt or shall enter into composition with his or their creditors or if the Tenant shall suffer any distress or execution to be levied on its goods then and in any of the said cases it shall be lawful for the Landlord at any time thereafter to re-enter the Demised Premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to any right of action or remedy of either party in respect of any breach of the other party's covenants herein contained.

     6.5  Notices:

          In addition to any other prescribed mode of service any notices requiring to be served hereunder shall be validly served if in the case of the Tenant they are left addressed or sent by post to the Tenant (or if there shall be more than one of them to any one or more of them) at the Demised Premises or sent to the Tenant by post or left at the Tenant's last known address or addresses in the Republic of Ireland and in the case of the Landlord being a comp any they are left at or posted to the registered office of the Landlord and otherwise to be sent to the Landlord by post or left at the Landlord's last known address in the Republic of Ireland.

     6.6  Appointment of the Surveyor:

          (1) Where this Lease provides for the determination of any matter by the Surveyor then he shall be nominated by agreement between the Landlord and the Tenant as soon as is reasonably practicable or in default of agreement within fourteen days of one party first giving to the other notice of its nomination he shall be appointed on the written application of either party by the Chairman for the time being of the Society of Chartered Surveyors in the Republic of Ireland.

          (2) If the Surveyor shall tail or refuse to accept his appointment or shall fail to give notice in writing of his decision within four months of his appointment or shall die or otherwise become incapable of acting or if it shall become apparent that for any reason he will be unable to complete his duties the Landlord or the Tenant if they fail to agree on a substitute appointment within four weeks of attempting so to do may apply to the Chairman f or the time being of the Society of Chartered Surveyors in the Republic of Ireland for such a substitute to be appointed AND such procedure may be repeated as many times as necessary (but subject in the case of any arbitrator to the provisions of the said Arbitration Acts).


          (3) Where the appointment of the Surveyor is (or is in the event of a dispute between the parties) to be by the Chairman for the time being of the Society of Chartered Surveyors in the Republic of Ireland THEN if the said Chairman shall for any reason not be available or be unable to make such appointment at the time of application therefor the appointment may be made by his duly appointed deputy or any person authorised by him to make appointments on his behalf and if no such person shall be available then the appointment shall be made by the Vice Chairman or next senior officer of the said Society then available and able to make such appointment AND if no such officer of the Society shall be so available and able to make such appointment then the appointment will be made by the President for the time being of the Incorporated Law Society of Ireland.

          (4) Either party shall be at liberty to pay the entire of the fees and expenses of the Surveyor in which event the party so paying shall be entitled to be reimbursed by and to recover from the other on demand the proportion so paid on behalf of the other.

     6.7  No Warranty:

          It is hereby acknowledged that the Landlord does not give any warranty or confirmation that the Permitted Use is a user which is permitted to be carried on in the Demised Premises or any part thereof by the Planning Acts or under any other statutory or local authority requirements.

     6.8  Option to Terminate:

          The Tenant shall have the option once only at the end of the tenth year of the Term to terminate this Lease by surrender on giving not less than 12 months prior notice in writing to the Landlord and subject to the payment by the Tenant to the Landlord upon the expiry of the said tenth year a sum equal to 12 months of the Basic Rent and provided that at the time of service of such notice the Tenant shall have substantially complied with all of its obligations under this Lease including and without prejudice to the generality of the foregoing its obligations under Tenant's covenant 4.7 hereof.
          PROVIDED ALWAYS THAT on expiry of the tenth year and delivery up of possession to the Landlord if any of the said sums which are made due and payable by this clause have not been paid to the Landlord then notice of the exercise of the said option to terminate shall be deemed to be invalid and the option shall lapse and this Lease shall continue in full force and effect.

7    GUARANTEE

     7.1 The Surety in consideration of this Lease being granted by the Landlord at the instance and request of the Surety HEREBY COVENANTS with and guarantees to the Landlord:

     7.2 That the Tenant will at all times during the Term pay the Basic Rent and Insurance Rent and all other sums and payments covenanted to be paid by the Tenant at the respective times and in the manner hereinbefore appointed for payment thereof and also will duly perform and observe and keep the several covenants stipulations and conditions on the part of the Tenant herein contained and that the Surety will pay and make good to the Landlord all losses damages costs and expenses sustained by the Landlord through the default of the Tenant in respect of any of the before mentioned matters:

          Provided always that:

          (1) any neglect or forbearance of the Landlord in endeavouring to obtain payment of the Basic Rent and Insurance Rent and the said payments as and when the same shall become due; and/or

          (2) any delay on the part of the Landlord to take any steps to enforce performance or observance of the said several covenants stipulations and conditions; and/or

          (3)  any time which may be given by the Landlord to the Tenant; and/or

          (4) any variation of this Lease with or without the consent of the Surety, shall not release or in any way lessen or effect the liability of the Surety under the guarantee on the part of the Surety hereinbefore contained.

     7.3 That if the Tenant for the time being is an individual and shall become bankrupt or if the Tenant for the time being is a Company and shall enter into liquidation and the Tenant's assignee in bankruptcy or the liquidator of the Tenant shall disclaim or surrender this Lease or any extension or renewal thereof or if the Tenant for the time being hereof is a Company and shall be dissolved and if the Landlord shall by notice in writing within three months after such disclaimer or surrender or within three months of such dissolution coming to its actual attention require the Surety to accept a lease of the Demised Premises for a term commensurate with the residue which if there had been no disclaimer surrender or dissolution would have remained of the Term at the same rent and under the like covenants and conditions as are reserved by and contained in this Lease (the said new Lease to take effect from the date of the said disclaimer surrender or dissolution) then and in such case the Surety shall accept such Lease accordingly and execute a counterpart thereof and pay to the Landlord's solicitors any Stamp Duty payable on the original and counterpart thereof and any Value Added Tax payable on the grant thereof.

     7.4 That if the Landlord shall not require the Surety to take a lease of the Demised Premises pursuant to Clause 7.3 above the Surety shall nevertheless upon demand pay to the Landlord a sum equal to the Basic Rent and the Insurance Rent and all other sums that would have been payable by the Tenant under this Lease but for the disclaimer surrender or dissolution in respect of the period from the date of such disclaimer surrender or dissolution until the expiration of six months therefrom or until the Demised Premises shall have been re-let by the Landlord whichever shall first occur.

     7.5 The obligations of the Surety hereunder shall automatically lapse where the Tenant assigns this Lease with the Landlords prior written consent or where the Court holds that the Landlord has unreasonably withheld it's consent to a proposed assignment.

     7.6 The Landlord shall at the request of the Surety release the Surety from its obligations under the Lease once the audited pre-tax profits of the Tenant is at least three times the annual rent and other outgoings payable by the Tenant under this Lease in the next succeeding year.

8    JURISDICTION

     8.1 This Lease shall be governed by and construed according to the laws of the Republic of Ireland applicable to contracts made wholly to be performed in the Republic of Ireland.

     8.2 The Tenant and the Surety submit to the jurisdiction of the Courts of the Republic of Ireland for all the purposes of this Lease and the Tenant and the Surety acknowledge that this agreement as to jurisdiction is incorporated at the request of the Landlord and for the benefit only of the Landlord.

     8.3 The Tenant and the Surety consent to the service of any legal proceedings on it or them at the Demised Premises.

9    LAND ACT CERTIFICATE

     IT IS HEREBY CERTIFIED by the parties hereto that the premises hereby demised by this Lease are situate in the Administrative County of South Dublin.

10   FINANCE ACT CERTIFICATE

     IT IS HEREBY CERTIFIED for the purposes of stamping this instrument that this is an instrument to which the provisions of Section 112 of the Finance Act 1990 do not apply for the reason that it is a Lease of an existing building in respect of which there was no building agreement entered into between the parties.

11   LAND REGISTRY ASSENT

     The Landlord hereby assents to the registration of this Lease as a burden on Leasehold Folio to be opened in the name of the Landlord to be registered as a burden on Folio 107474F of the Register County of Dublin insofar as the demised premises affects the same.

                                   SCHEDULE 1

                          Exceptions and Reservations


1. The free and uninterrupted use of all Conduits which are within the Demised Premises and serve other premises or which shall at any time during the Perpetuity Period serve or be capable of serving such other premises.

2. Full rights to subjacent and lateral support and protection for any adjoining or nearby premises from the Demised Premises and the right for any adjoining or nearby premises to be constructed during the Perpetuity Period which obtain support or protection from the Demised Premises or any part thereof and to have obtain and retain such support and protection.

3. Full right and liberty at any time hereafter to execute works and make erections upon or to erect rebuild or alter any buildings or erections on the Landlord's adjoining or neighbouring lands and buildings in such manner as the Landlord may think fit notwithstanding that the access of light and air to the Demised Premises or any part thereof may thereby be interfered with in a material fashion.

4. All such rights of entry to the Demised Premises in the manner and for the purposes for which the Tenant covenants in Clause 4.9 to permit such entry.

5.   The airspace over the Demised Premises.

6. All mines and minerals in or under the Demised Premises with full power to work extract and take away

7. All rights of access to the Demised Premises granted to the Superior Landlord and persons authorised by him or reserved in any Superior Lease.

                                   SCHEDULE 2


                   (Provisions for Rent Review) - Arbitrator

1. The Basic Rent reserved by the Lease in respect of any of the five year periods commencing on a Review Date may be agreed at any time between the Landlord and the Tenant or (in the absence of agreement) be determined not earlier than the Review Date by an Arbitrator to be nominated (in the absence of agreement between the parties) upon the application (made not more than two calendar months before or at any time after the Review Date) of either the Landlord or the Tenant by the Chairman (or other officer endowed with the functions of such Chairman) of the Society of Chartered Surveyors in the Republic of Ireland or (in the event of his being unwilling or unable to make the nomination) by the next senior officer of the last mentioned Society who is willing and able to do so

                                      AND

     the revised rent so to be determined by the Arbitrator shall be such as in his opinion represents at the Review Date the best yearly rent for the Demised Premises let as a whole without fine or premium:-

     (A) ON THE BASIS of a letting with vacant possession thereof by a willing Landlord to a willing Tenant for a term (commencing on the Review
          Date) equal to the residue then unexpired of the term granted by this Lease and subject to the provisions therein set forth (other than as to the amount of the initial rent thereby reserved but including such of said provisions as pertain to the review of rent)

     (B)  ON THE ASSUMPTIONS that:-

          (i) at and until the Review Date all the covenants and conditions contained in the Lease have been fully performed and observed

          (ii) in the event of the Demised Premises having been damaged or destroyed and not having been fully repaired reinstated or rebuilt (as the case may be) such damage or destruction had not occurred

          (iii)the Tenant and the Landlord are in the market as willing tenant and landlord for the Demised Premises
                                      and

     (C) HAVING REGARD to other open market rental values current at the Review Date insofar as the Arbitrator may deem same to be pertinent to the determination

     BUT DISREGARDING any effect on letting value of:-

     (a) the fact that the Tenant is or has been in occupation of the Demised Premises or any part thereof

     (b) the goodwill which shall have attached to the Demised Premises by reason of the business carried on thereat

     (c) any works executed by and at the expense of the Tenant in on to or in respect of the Demised Premises other than required works PROVIDED that in the interpretation of this sub-paragraph (c) the expression "the Tenant" shall extend to include the Tenant or any predecessor in title of the Tenant or any party lawfully occupying the Demised Premises or any part thereof under the Tenant or any such predecessor and whether that lawful occupation shall have been on foot of this Lease or any Lease of which the within is a renewal or any Agreement therefor

                                      and

          the expression "required works" shall mean works executed by the Tenant in pursuance of an obligation imposed on the Tenant (i) by the within Lease or by any Lease of which the within is a renewal OR (ii) by an Agreement for the granting of the within Lease or of any Lease of which the within is a renewal or by virtue of any Licence or Deed of Variation relating to the Demised Premises save any Licence issued pursuant to clause 4.10 hereof.

2. All arbitrations hereunder shall be conducted in accordance with the provisions set forth in the Arbitration Acts, 1954 to 1980 or in any Act or Statutory Rule or order extending amending modifying or replacing the same and for the time being in force.

3. If the Arbitrator shall relinquish his appointment or die or if it shall become apparent that for any reason he shall be unable or shall have become unfit or unsuited (whether because of bias or otherwise) to complete his duties or if he shall be removed from office by Court Order a substitute may be nominated in his place and in relation to any such nomination the procedures hereinbefore set forth shall be deemed to apply as though the substitution were a nomination de novo which said procedures may be repeated as many times as may be necessary.

4. If the revised rent in respect of any period ("the Current Period") shall not have been ascertained on or before the Review Date referable thereto rent shall continue to be payable up to the gale day next succeeding the ascertainment of the revised rent at the rate payable during the preceding period AND on such gale day the Tenant shall pay to the Landlord the appropriate instalment of the revised rent together with any shortfall between (i) the aggregate of rents (including such instalment if payable in arrear) actually paid for any part of the Current Period and (ii) rent at the rate of the revised rent attributable to the interval between that Review Date and such gale day and together further with interest on said shortfall such interest to be computed on a day to day basis and to be assessed at the Base Rate. For the purpose of this paragraph the revised rent shall be deemed to have been ascertained on the date when the same shall have been agreed between the parties or as the case may be on the date of the notification to the Tenant of the award of the Arbitrator.

5. If there should be in force at the commencement or during the currency of any particular relevant period any Statute or Order (directly or indirectly) prohibiting or restricting an increase of rent in respect of the Demised Premises the provisions of this Schedule and of the within Lease may nevertheless be invoked or reinvoked to determine the rent which would but for the said prohibition or restriction be payable during such relevant period but (if appropriate) the further implementation thereof shall be suspended in effect for such periods as may be required by Law.

6. When and so often as the revised rent shall have been ascertained pursuant to the provisions herein set forth memoranda thereof shall thereupon be signed by or on behalf of the Landlord and the Tenant and shall be annexed to the Lease and its Counterpart and the parties shall bear their own costs in relation to the preparation and completion of such memoranda.

IN WITNESS whereof the parties have executed this Lease on the date written above.


PRESENT when the Common Seal of
THE LANDLORD was affixed to this Lease:



PRESENT when the Common Seal
of THE TENANT was affixed to this Lease:



PRESENT when the Common Seal
of THE SURETY was affixed to this Lease: